                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report : August 28, 1997

                        MEDIALINK WORLDWIDE INCORPORATED
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                            (State of Incorporation)

                                     0-21989
                                     -------
                            (Commission File Number)

                                   52-1481284
                                   ----------
                      (IRS Employer Identification Number)

                   708 Third Avenue, New York, New York 10017
                   ------------------------------------------
                    (Address of principal executive offices)

                                  212-682-8300
                                  ------------
              (Registrant's Telephone Number, including area code)

ITEM 7. Financial Statements and Exhibits.

         (a) Pro Forma Financial Information.

                  (i) Unaudited Condensed Consolidated Pro Forma Statement of Operations for Fiscal Year Ended December 31, 1996

                  (ii) Unaudited Condensed Consolidated Pro Forma Statement of Operations for Six Months Ended June 30, 1997

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The unaudited pro forma condensed combined statement of operations data for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997 are presented to give effect to the acquisition of Corporate Television Group, Inc. ("CTV") which was consummated in June 1997, as if such events had occurred at the beginning of each period.

         The purchase price of CTV was determined based upon arms-length negotiations between the Company and the seller. The purchase price for the acquisition has been allocated primarily to the customer list and other intangibles.

         In the opinion of management, all adjustments necessary to present fairly this pro forma information have been made.

         The pro forma condensed combined financial statements should be read in conjunction with the Company's consolidated financial statements and the notes thereto as of and for the fiscal year ended December 31, 1996 and the six months ended June 30, 1997. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                        MEDIALINK WORLDWIDE INCORPORATED
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1996
                          ----------------------------

                                         Medialink           CTV         Pro Forma
                                         Historical       Historical    Adjustments        Pro Forma
                                         ----------       ----------    -----------        ---------

Revenue                                 $15,831,023       6,509,107             $0        $22,340,130

Direct costs                              6,382,882       3,394,536     (1,184,000)(1)      8,593,418
                                        -------------------------------------------------------------

           Gross Profit                   9,448,141       3,114,571      1,184,000         13,746,712

General and Administrative Expenses       7,952,878       2,241,456        777,010(2)      10,971,344
                                        -------------------------------------------------------------

           Operating Income               1,495,263         873,115        406,990          2,775,368

Other Income (Expense)

           Interest Expense                 (29,403)              0              0            (29,403)

           Interest and Other Income         22,501         110,000              0            132,501
                                        -------------------------------------------------------------

           Income Before Taxes            1,488,361         983,115        406,990          2,878,466

Income Tax Expense                          644,733         103,000        486,207(3)       1,233,940
                                        -------------------------------------------------------------

Net Income                                 $843,628        $880,115       ($79,217)        $1,644,526
                                        =============================================================


Net income per common and common
           equivalent share                   $0.25                                             $0.47
                                        ===========                                       ===========

                        MEDIALINK WORLDWIDE INCORPORATED
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         Six Months ended June 30, 1997
                         ------------------------------

                                              Medialink          CTV          ProForma
                                              Historical      Historical     Adjustments        Pro Forma
                                              ----------      ----------     -----------        ---------

Revenue                                      $11,062,543       4,186,302             $0        $15,248,845

Direct costs                                   4,218,516       1,604,570              0          5,823,086
                                           ---------------------------------------------------------------

           Gross Profit                        6,844,027       2,581,732              0          9,425,759

General and Administrative Expenses            5,352,346       1,347,759        356,130(2)       7,056,235
                                           ---------------------------------------------------------------

           Operating Income                    1,491,681       1,233,973       (356,130)         2,369,524

Other Income (Expense)

           Interest Expense                      (44,000)              0              0            (44,000)

           Interest and other Incidentals        260,124          12,230        (74,000)(4)        198,354
                                           ---------------------------------------------------------------

           Income before Taxes                 1,707,805       1,246,203       (430,130)         2,523,878

Income Tax Expense                               649,781               0        402,034(3)       1,051,815


                                           ---------------------------------------------------------------
Net Income                                    $1,058,024      $1,246,203      ($832,163)        $1,472,064
                                           ===============================================================

Net Income per common and common
           equivalent share                        $0.21                                             $0.29
                                           =============                                       ===========

                        MEDIALINK WORLDWIDE INCORPORATED
      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) Reflects the elimination of non-recurring fees paid to Reuters New Media, Inc. in 1996.

(2) Reflects the amortization of the portions of the purchase price of Corporate TV Group, Inc. allocated to the customer list acquired of $3,685,000 by use of the straight-line method over 5 years, and the cost of a non-compete agreement of $300,000 by use of the straight-line method over 7 1/2 years.

(3) Reflects the tax effect to the pro-forma adjustments at Medialink's effective tax rate together with an adjustment of the income tax expense to reflect the C Corporation tax rate on Corporate Television Group, Inc. which was previously taxed as an S Corporation.

(4) Reflects a reduction in interest income resulting from cash used in the acquisition of Corporate TV Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        MEDIALINK WORLDWIDE INCORPORATED

                        By:
                           --------------------------------------
                           Laurence Moskowitz
                           President, Chief Executive Officer and
                           Chairman of the Board

Dated:  August 28, 1997